              As filed with the Securities and Exchange Commission
                              on November ___, 1997

--------------------------------------------------------------------------------

                                                     Registration No.__________

--------------------------------------------------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

 [ ] Pre-Effective Amendment No. ___      [ ] Post-Effective Amendment No.___

              Warburg, Pincus Managed EAFE Countries Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (212) 878-0600

                              466 Lexington Avenue
                          New York, New York 10017-3147
               (Address of Principal Executive Offices) (Zip code)

                               Mr. Eugene P. Grace
                      Warburg Pincus Asset Management, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3147
                     (Name and Address of Agent for Service)

                                    copy to:

                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                               One Citicorp Center
                              153 East 53rd Street
                               New York, NY 10022


Title of Securities Being Registered:  Common Stock, $.001 par value
Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith. Registrant's Rule 24f-2 Notice for the fiscal period ended October 31, 1998 will be timely filed with the Securities and Exchange Commission.

It is proposed that this filing will become effective on December 5, 1997 pursuant to Rule 488.

              WARBURG, PINCUS MANAGED EAFE(R) COUNTRIES FUND, INC.

                                   CONTENTS OF
                             REGISTRATION STATEMENT



This Registration Statement contains the following pages and documents:

         Front Cover

         Contents Page

         Cross Reference Sheet

         Letter to Shareholders

         Notice of Special Meeting

         Part A - Prospectus/Proxy Statement

         Part B - Statement of Additional Information

         Part C - Other Information

         Signature Page

         Exhibits

              Warburg, Pincus Managed EAFE(R) Countries Fund, Inc.

                         FORM N-14 CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)


                                                              Prospectus/Proxy
Part A Item No. and Caption                                   Statement Caption
---------------------------                                   -----------------

Item 1.       Beginning of Registration Statement             Cover Page; Cross Reference Sheet
              and Outside Front Cover Page of
              Prospectus

Item 2.       Beginning and Outside Back Cover Page           Table of Contents
              of Prospectus

Item 3.       Fee Table, Synopsis Information, and            Fee Table; Summary; Risk Factors; Comparison of
              Risk Factors                                    Investment Objective and Policies

Item 4.       Information About the Transaction               Summary; Reasons for the Reorganization; Information
                                                              About the Reorganization; Information on
                                                              Shareholders' Rights;  Voting Information; Exhibit A
                                                              (Plan of Reorganization)

Item 5.       Information About the Registrant                Cover Page; Summary; Information About the
                                                              Reorganization; Comparison of Investment Objective
                                                              and Policies; Information on Shareholders' Rights;
                                                              Management of the Funds; Prospectus of Registrant
                                                              dated _________ ___, 1997.

Item 6.       Information About the Company Being             Summary; Information About the Reorganization;
              Acquired                                        Comparison of Investment Objective and Policies;
                                                              Information on Shareholders' Rights; Additional
                                                              Information About Warburg Funds

Item 7.       Voting Information                              Summary; Information About the Reorganization;
                                                              Information on Shareholders' Rights; Voting
                                                              Information

Item 8.       Interest of Certain Persons and Experts         Financial Statements and Experts; Legal Matters

Item 9.       Additional Information Required for             Not Applicable
              Reoffering By Persons Deemed to be
              Underwriters

                                                              Statement of Additional
Part B Item No. and Caption                                   Information Caption
---------------------------                                   -----------------------

Item 10.      Cover Page                                      Cover Page

Item 11.      Table of Contents                               Cover Page

Item 12.      Additional Information About the                Cover Page; Statement of Additional Information of
              Registrant                                      Registrant dated __________ ___, 1997

Item 13.      Additional Information About the                Statement of Additional Information of Warburg
              Company Being Acquired                          Pincus Institutional Fund, Inc. dated October 21,
                                                              1997.

Item 14.      Financial Statements                            Semiannual Report of Warburg Pincus Institutional
                                                              Fund, Inc. for the period from March 31, 1997
                                                              (commencement of operations) to April 30, 1997
                                                              (unaudited).

Part C Item No. and Caption                                   Other Information Caption
---------------------------                                   -------------------------

Item 15.      Indemnification                                 Incorporated by reference to Part A caption
                                                              "Information on Shareholders' Rights -- Liability of
                                                              Directors."

Item 16.      Exhibits                                        Exhibits

Item 17.      Undertakings                                    Undertakings


                       MANAGED EAFE(R) COUNTRIES PORTFOLIO
                                       OF
                    WARBURG, PINCUS INSTITUTIONAL FUND, INC.


                             Your Vote is Important



Dear Shareholder:

The Board of Directors of Warburg, Pincus Institutional Fund, Inc. (the "Company") has recently reviewed and unanimously endorsed a proposal for the reorganization of one of its investment series -- the Managed EAFE(R) Countries Portfolio (the "Existing Fund"). Under the terms of the proposal, a newly-formed investment company -- Warburg, Pincus Managed EAFE(R) Countries Fund, Inc. (the "New Fund" and, together with the Existing Fund, the "Funds") -- would acquire all or substantially all of the assets and liabilities of the Existing Fund. We are pleased to invite you to attend a special meeting (the "Meeting") of the shareholders of the Existing Fund to consider the approval of a Plan of Reorganization (the "Plan") pursuant to which the reorganization of that Fund (the "Reorganization") would be effected.

Your Board of Directors and Warburg Pincus Asset Management, Inc. ("Warburg"), each Fund's investment adviser, believe that the Reorganization is in the best interests of the Existing Fund and its shareholders. If the Fund's size were to remain small ($5.3 million as of October 2, 1997), it would not be economically viable in the long term. Warburg and the Company's Board believe that converting the Existing Fund to a retail-oriented fund will enable it to be sold through a greater number of distribution channels, providing greater opportunities to increase the Fund's size.

The Reorganization will not result in any changes to the investment philosophy or operations of your Fund, since the New Fund has the same investment objective and virtually identical investment policies as the Existing Fund. The New Fund will have the same investment adviser, co-administrators, distributor, custodian, transfer agent and accountants as the Existing Fund. In addition, the Fund's net annual expense ratio will be capped at .95% of assets, the same expense limitation currently in effect for the Existing Fund.

If shareholders of the Existing Fund approve the Plan, upon consummation of the Reorganization of the Fund, the Existing Fund will be liquidated. You will become a shareholder of the New Fund, having received shares with an aggregate value equal to the aggregate net asset value of your investment in the Existing Fund at the time of the transaction. No sales charge will be imposed in the transaction. The transaction will, in the opinion of counsel, be free from federal income taxes to you, the Existing Fund and the New

Fund. Warburg or its affiliates will bear all expenses incurred in connection with the Reorganization.

The Meeting will be held on December 16, 1997 to consider the Reorganization. We strongly invite your participation by asking you to review, complete and return your proxy promptly. A proxy card is enclosed.

Detailed information about the proposed reorganization is described in the attached combined prospectus/proxy statement. YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE REORGANIZATION OF THE EXISTING FUND AND RECOMMENDS THAT YOU VOTE TO APPROVE THE PLAN. On behalf of the Board of Directors, I thank you for your participation as a shareholder and urge you to please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience; if you prefer, you can fax the proxy card to Warburg Pincus Asset Management c/o Janna Manes at (212) 878-9555.

If you have any questions regarding the proposed reorganization, please call
(212) 878-9548, where an individual will be pleased to assist you.

IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

                                                     Sincerely,



                                                     John L. Furth
                                                     Chairman of the Board

_______________ ___, 1997

                       Managed EAFE(R) Countries Portfolio
                                       of
                    Warburg, Pincus Institutional Fund, Inc.
                              466 Lexington Avenue
                            New York, New York 10017



    -----------------------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         To Be Held on December 16, 1997

    -----------------------------------------------------------------------


                  Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Managed EAFE(R) Countries Portfolio, a series of Warburg, Pincus Institutional Fund, Inc. (the "Company"), will be held at the offices of the Company, 466 Lexington Avenue, New York, New York 10017-3147 on December 16, 1997 commencing at 3:00 p.m. for the following purposes:

         1. To approve or disapprove the Plan of Reorganization dated as of _________ ___, 1997 (the "Plan") providing (i) that the Managed EAFE(R) Countries Portfolio (the "Existing Fund") would be reorganized from a series of the Company into Warburg, Pincus Managed EAFE(R) Countries Fund, Inc. (the "New Fund"), (ii) the Existing Fund would transfer to the New Fund all or substantially all of its assets in exchange for shares of the New Fund and the assumption of liabilities, and (iii) the distribution of such shares of the New Fund to shareholders of the Existing Fund in liquidation of the Existing Fund.

         2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

                  THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE EXISTING FUND VOTE TO APPROVE THE PLAN.

                  The Board of Directors of the Company has fixed the close of business on December 1, 1997 as the record date (the "Record Date") for the determination of shareholders of the Existing Fund entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof.

                  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE URGED TO (A) SIGN AND RETURN WITHOUT DELAY THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, OR (B) FAX THE ENCLOSED PROXY CARD TO WARBURG PINCUS ASSET MANAGEMENT C/O JANNA MANES AT (212) 878-9555, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE COMPANY AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE MEETING.


                                           By Order of the Board of Directors

                                           EUGENE P. GRACE
                                           Secretary

____________ ___, 1997


                  YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


                  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

    Registration                                Valid Signatures
    ------------                                ----------------
    Corporate Accounts
         (1)      ABC Corp.                     ABC Corp.
         (2)      ABC Corp.                     John Doe, Treasurer
         (3)      ABC Corp.
                   c/o John Doe, Treasurer      John Doe
         (4)      ABC Corp. Profit Sharing
                  Plan                          John Doe, Trustee

    Trust Accounts
         (1)      ABC Trust                     Jane B. Doe, Trustee
         (2)      Jane B. Doe, Trustee
                   u/t/d 12/28/78               Jane B. Doe

    Custodial or Estate Accounts
         (1)      John B. Smith, Cust.
                   f/b/o John B. Smith, Jr.
                   UGMA                         John B. Smith
         (2)      John B. Smith                 John B. Smith, Jr., Executor

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY
 OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES
    EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES
 IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


                 SUBJECT TO COMPLETION, DATED November ___, 1997

                    COMBINED PROSPECTUS/PROXY STATEMENT DATED
                           _________________ ___, 1997

                          Acquisition Of The Assets Of

                    THE MANAGED EAFE(R) COUNTRIES PORTFOLIO,
                       a separate investment portfolio of
                    WARBURG, PINCUS INSTITUTIONAL FUND, INC.
                              466 Lexington Avenue
                            New York, New York 10017
                                 1-800-369-2728

                        By And In Exchange For Shares Of

              WARBURG, PINCUS MANAGED EAFE(R) COUNTRIES FUND, INC.
                              466 Lexington Avenue
                            New York, New York 10017
                          1-800-WARBURG (800-927-2874)

         This Combined Prospectus/Proxy Statement is being furnished to shareholders of the Managed EAFE(R) Countries Portfolio (the "Existing Fund"), a separate series of Warburg, Pincus Institutional Fund, Inc. (the "Company"), in connection with the proposed plan of reorganization (the "Plan") to be submitted to shareholders of the Existing Fund for consideration at a Special Meeting of Shareholders to be held on December 16, 1997 at 3:00 p.m. (the "Meeting"), at the offices of Warburg, Pincus Institutional Fund, Inc. located at 466 Lexington Avenue, New York, New York 10017, or any adjournment or adjournments thereof.

                  Warburg, Pincus Managed EAFE(R) Countries Fund, Inc. (the "New Fund")(1) is a newly organized registered investment company. The proposed reorganization pursuant to the Plan will not result in any change in the investment philosophy or operations of the Existing Fund. The investment objective and policies of the New Fund are the same as those of the Existing Fund except for minor investment policy differences described under "Comparison of Investment Objective and Policies" in this Combined Prospectus/Proxy Statement. The investment adviser, co- administrators, custodian, transfer agent and accountant for the New Fund are the same as those of the Existing Fund.

                  The Plan provides for all or substantially all of the assets of the Existing Fund to be acquired by the New Fund in exchange for shares of the New Fund and the assumption by the New Fund of liabilities of the Existing Fund (hereinafter referred to as the "Reorganization"). (The New Fund and the Existing Fund are sometimes referred to hereinafter as the "Funds" and individually as a "Fund.") Shares of the New Fund would be distributed to shareholders of the Existing Fund in liquidation of the Existing Fund and thereafter the Existing Fund would be terminated. As a result of the proposed Reorganization, each shareholder of the Existing Fund will receive that number of shares of the New Fund having an aggregate net asset value equal to the aggregate value of such shareholder's shares of the Existing Fund immediately prior to the Reorganization. All expenses of the Reorganization will be borne by Warburg Pincus Asset Management, Inc. ("Warburg" or the "Adviser"), the investment adviser of the Funds. No sales charge will be imposed on the shares of the New Fund received by the shareholders of the Existing Fund. This transaction is structured to be tax-free for federal income tax purposes to shareholders of the Existing Fund and to both the New Fund and the Existing Fund.

                  This Combined Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the New Fund that a prospective investor should know before voting. This Combined Prospectus/Proxy Statement is expected to first be sent to shareholders on or about December ___, 1997. A Statement of Additional Information dated December ___, 1997 relating to this Combined Prospectus/Proxy Statement and the Reorganization, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Combined Prospectus/Proxy Statement. A copy of such Statement of Additional Information accompanies this Prospectus.

                  The following documents, which have been filed with the SEC, are incorporated herein in their entirety by reference.

         1. The Prospectus of the Common class of shares offered by the New Fund, dated December ___, 1997. The New Fund Common Share Prospectus accompanies this Combined Prospectus/Proxy Statement.

         2. The current Prospectus of the Company on behalf the Existing Fund, dated October 21, 1997. This may be obtained without charge by writing to the address on the cover page of this Combined Prospectus/Proxy Statement or by calling 1-800-369-2728.

------------------------
   (1) The Morgan Stanley EAFE[R] Index is the exclusive property of Morgan Stanley. Morgan Stanley EAFE[R] Index is a service mark of Morgan Stanley Group Inc. and has been licensed for use by the Company on behalf of the Existing Fund. Capital International S.A., an international investment management company fully owned by The Capital Group Companies, Inc. of Los Angeles, has full responsibility for the management and maintenance of the Morgan Stanley EAFE[R] Index.
         Morgan Stanley has no responsibility for, or influence over, the decisions of inclusion or deletion within the Morgan Stanley EAFE[R] Index. The New Fund will enter into a similar arrangement with Morgan Stanley & Co. Incorporated with respect to use of the Service Mark by the New Fund.

         3. The Semiannual Report of the Existing Fund for the period from March 31, 1997 (commencement of operations) to April 30, 1997 (unaudited).

                  Accompanying this Combined Prospectus/Proxy Statement as Exhibit A is a copy of the form of Agreement and Plan of Reorganization (the "Plan") for the proposed Reorganization.

                  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

                                     SUMMARY

         THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS COMBINED PROSPECTUS/PROXY STATEMENT, THE PLAN, A COPY OF THE FORM OF WHICH IS ATTACHED TO THIS COMBINED PROSPECTUS/PROXY STATEMENT AS EXHIBIT A, THE PROSPECTUS OF THE EXISTING FUND DATED OCTOBER 21, 1997, THE STATEMENT OF ADDITIONAL INFORMATION OF THE EXISTING FUND DATED OCTOBER 21, 1997, THE PROSPECTUS OF THE NEW FUND DATED DECEMBER ___, 1997. AND THE STATEMENT OF ADDITIONAL INFORMATION OF THE NEW FUND DATED DECEMBER ___, 1997.

                  PROPOSED REORGANIZATION. The Plan provides for the transfer of all or substantially all of the assets and liabilities of the Existing Fund to the New Fund in exchange for Common Shares of the New Fund. The Plan also calls for the distribution of Common Shares of the New Fund to the Existing Fund's shareholders in liquidation of the Existing Fund. (The foregoing proposed transactions are referred to in this Combined Prospectus/Proxy Statement as the "Reorganization"). As a result of the Reorganization, each shareholder of the Existing Fund will become the owner of that number of full and fractional shares of the Common Shares of the New Fund having an aggregate net asset value equal to the aggregate value of the shareholder's shares of the Existing Fund as of the close of business on the date that the Existing Fund's assets are exchanged for shares of the New Fund. Holders of shares of the Existing Fund will become holders of Common Shares of the New Fund. See "Information About the Reorganization -- Plan of Reorganization."

                  For the reasons set forth below under "Reasons for the Reorganization," the Board of Directors of the Company, including the Directors of the Company who are not "interested persons" (the "Independent Directors"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has unanimously concluded that the Reorganization would be in the best interests of the shareholders of the Existing Fund and that the interests of the Existing Fund's existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization. The Board therefore has submitted the Plan for approval by the Existing Fund's shareholders. The Board of Directors of the New Fund has reached similar conclusions with respect to the New Fund and has also approved the Reorganization with respect to the New Fund.

                  Approval of the Reorganization of the Existing Fund will require the affirmative vote of the holders of a majority of the Existing Fund's outstanding shares. See "Voting Information."

                  TAX CONSEQUENCES. Prior to completion of the Reorganization, the Existing Fund and the New Fund will have received an opinion of counsel that, upon the closing of the Reorganization and the transfer of the assets of the Existing Fund, no gain or loss will be recognized by the Existing Fund or its shareholders for federal income tax purposes. The holding period and aggregate tax basis of the New Fund's shares received by the Existing Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Existing Fund previously held by such shareholder. In addition, the holding period and tax basis of the assets of the Existing Fund in the hands of the New Fund as a result of the Reorganization will be the same as in the hands of the Existing Fund immediately prior to the Reorganization.

                  INVESTMENT OBJECTIVE AND POLICIES. The New Fund was organized for the purpose of acquiring the assets of the Existing Fund and the New Fund will have the same investment objective, and, except as noted below under "Comparison of Investment Objective and Policies", virtually identical investment policies and limitations as the Existing Fund.

                  FEES. For the services provided by Warburg, the Existing Fund pays Warburg a fee calculated at an annual rate equal to .80% of the Fund's average daily net assets. Currently, the Existing Fund's total operating expenses are capped at .95% of the Fund's average daily net assets. In addition, no compensation is payable is payable by the Fund to the Fund's distributor, Counsellors Securities Inc. ("CSI"), for distribution services.

                  By contrast, the New Fund will pay a management fee of 1.00% of the Fund's average daily net assets to Warburg and, with respect to the New Fund's Common Shares, an annual fee of .25% of the Fund's average daily net assets to CSI for distribution services pursuant to a shareholder servicing and distribution plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act (a "12b-1 fee"). However, Warburg and the New Fund's co-administrators have undertaken to limit the New Fund's total operating expenses to .95% of the Fund's average daily net assets through February 28, 1999.

                  PURCHASE AND REDEMPTION PROCEDURES. The Existing Fund is designed for institutional investors although, in the discretion of the Company, individuals, as well as institutions, who meet the Company's minimum investment requirements may purchase shares in the Existing Fund. The minimum initial investment in the Existing Fund is $3,000,000 and the minimum subsequent investment is $50,000. Purchases of shares of the Existing Fund may be made through CSI, by mail and by wire. Purchases of shares of the Existing Fund may also be made through certain broker-dealers, financial institutions and other industry professionals. Shares of the Existing Fund are sold at net asset value per share and without a sales charge or any 12b-1 fee.

                  The New Fund is a retail investment vehicle. The New Fund's minimum initial investment is $2,500, except that subsequent minimum investments can be as low as $50 under the Fund's Automatic Monthly Investment Plan. For retirement plans and Uniform Transfers to Minors Act and Uniform Gifts to Minors Act accounts, the minimum initial investment is $500. Purchases of shares of the New Fund may be made by mail, or with advance arrangements, by wire through CSI. Shares of the New Fund are sold at net asset value per share and without a sales charge. Common Shares of the New Fund are subject to a 12b-1 fee of .25% per annum.

                  EXCHANGE PRIVILEGES. With respect to both Funds, exchanges may be effected by mail or by telephone. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. Due to the costs involved in effecting exchanges, each Fund reserves the right to refuse to honor more than three exchange requests by a shareholder in any 30-day period. The exchange privilege may be modified or terminated at any time upon 30 days' notice to shareholders.

                  Shareholders of the Existing Fund may exchange at net asset value all or a portion of their shares only for shares of any of the other eight investment series offered by the Company. Shareholders of the New Fund may exchange at net asset value all or a portion of their shares for shares of the same class of certain other mutual funds advised by Warburg at their respective net asset values. However, shareholders may not effect exchanges between Common Shares and any other class of the New Fund's shares that may be offered in the future.

                  The exchange privilege is available to shareholders residing in any state in which the Fund's shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. No initial sales charge is imposed on the shares being acquired in an exchange. See "How to Redeem and Exchange Shares" in the accompanying Prospectus of the New Fund.

                  DIVIDENDS. Each of the New Fund and the Existing Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional shares unless a shareholder elects otherwise. Each of the Funds declares and pays dividends, if any, from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, of the New Fund, like the Existing Fund, will also be distributed at least annually. See "Dividends, Distributions and Taxes" in the accompanying Prospectus of the New Fund.

                  SHAREHOLDER VOTING RIGHTS. The New Fund is registered with the Securities and Exchange Commission as an open-end management investment company. The Existing Fund is a separate series of Company, which is also registered as an open-end management investment company. The Company and the New Fund are Maryland corporations, each having a Board of Directors. Shareholders of both the New Fund and the Existing Fund have similar voting rights. Neither the New Fund nor the Company on behalf of the Existing Fund holds a meeting of shareholders annually, except as required by the 1940 Act or other applicable law. The New Fund's By-Laws provide that shareholders collectively owning at least ten percent of the outstanding shares of all classes of stock of the Fund have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the New Fund will assist in shareholder communication in such matters.

                  In addition, under the laws of the State of Maryland, shareholders of the New Fund and the Existing Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Fund by another entity. Shareholders of the Existing Fund may, however, redeem their shares at net asset value prior to the date of the Reorganization. See "Information on Shareholders' Rights -- Voting Rights."


                                  RISK FACTORS

                  Due to the fact that the investment objective and policies of the New Fund are virtually identical to those of the Existing Fund, the investment risks are substantially similar. See the accompanying Prospectus of the New Fund for a complete discussion of the risks of investing in that Fund.


                         REASONS FOR THE REORGANIZATION

                  The Board of Directors of the Company has determined that it is in the best interest of the Existing Fund and its shareholders to effect the Reorganization. In reaching this conclusion, the Board considered a number of factors, including the following:

                  1. the terms and conditions of the Reorganization;

                  2. the identical investment objective and virtually identical policies and restrictions of the New Fund as the Existing Fund;

                  3. that the investment adviser, co-administrators, distributor, custodian, transfer agent and accountants for the New Fund are the same as those of the Existing Fund;

                  4. the federal tax consequences of the Reorganization to the Existing Fund, the New Fund and the shareholders of each, and that a legal opinion will be rendered that no recognition of income, gain or loss for federal income tax purposes will occur as a result of the Reorganization to any of them;

                  5. that the interests of shareholders of the Existing Fund will not be diluted as a result of the Reorganization;

                  6. that service providers to the New Fund have agreed to waive fees and reimburse expenses until February 28, 1999 to the extent necessary to maintain the net expense ratio of the New Fund at .95% of average daily net assets, the same level as the current expense limit for the Existing Fund;

                  7. that the expenses incurred in connection with the Reorganization will be borne by Warburg;

                  8. that no sales charge will be imposed in connection with the Reorganization;

                  9. that the Existing Fund's current size is not economically viable in the long term; and

                  10. that converting the Existing Fund to a retail-oriented fund with lower investment minimums would enable it to be sold through a greater number of distribution channels, which would provide greater opportunities to increase the Fund's asset size to a level that would be economically viable over the long term.

                  In light of the foregoing, the Board of Directors of the Company, including the Independent Directors, has unanimously determined that it is in the best interest of the Existing Fund and its shareholders to effect the Reorganization. The Board of Directors has also determined that the Reorganization of the Existing Fund into the New Fund would not result in a dilution of the interests of the Existing Fund's shareholders.

                  The Board of Directors of the New Fund has also determined that it is advantageous to the New Fund to effect the Reorganization. The Board of Directors also considered the terms and conditions of the Reorganization and representations that the Reorganization would be effected as a tax-free reorganization. Accordingly, the Board of Directors of the New Fund, including the Independent Directors, has unanimously determined that the Reorganization is in the best interests of the New Fund's shareholders and that the interests of the New Fund's shareholders would not be diluted as a result of the Reorganization.

                                    FEE TABLE

                  The following table shows the current costs and expenses of the Existing Fund and the costs and expenses expected to be incurred by the New Fund after giving effect to the Reorganization. The table does not reflect charges that institutions and financial intermediaries may impose on their customers.

                                                            Existing               New
                                                           Warburg Fund       Warburg Fund*
                                                           ------------       -------------


                                                              None                None
Annual Operating Expenses (after fee waivers and
expense reimbursements)
     Management fees                                           .30%               .30%
     12b-1 fees**                                                0%               .25%
     Other expenses                                            .65%               .40%
Total Operating Expenses (after waivers
     and expense reimbursements)                               .95%               .95%


* Warburg and PFPC Inc. (or their affiliates) have agreed to waive fees and reimburse expenses of the New Fund until February 28, 1999 so that the expense ratio of the New Fund's Common Shares will be no higher than .95% of net assets.

** Common Shares of the New Fund impose a 12b-1 fee of .25% per annum, which is the economic equivalent of a sales charge. Long-term shareholders of the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

         The expense figures for the Existing Fund are based on expenses for the fiscal year ending October 31, 1997. In addition, the Fee Table reflects a voluntary assumption of some of the additional expenses of the Existing Fund by Warburg and PFPC, Inc. Absent such expense reimbursements, Management Fees for the Existing Fund would have equaled .80%, Other Expenses would have equaled 6.15% and Total Operating Expenses would have equaled 6.95%.

         The expense figures for the New Fund are based on annualized estimates of expenses for the fiscal year ending October 31, 1998. In addition, the Fee Table reflects a voluntary assumption of some of the additional expenses of the New Fund by the Fund's service providers. Absent such expense reimbursements, Management Fees for the Existing Fund would equal 1.00%, Other Expenses would equal 5.90% and Total Operating Expenses would equal 7.15%.

         Example

         The following example is intended to assist an investor in understanding the various costs that an investor in the New Fund will bear directly or indirectly. The example assumes payment of operating expenses at the levels set forth in the table above.


                                                                      1 Year         3 Years
                                                                      ------         -------

      An investor would pay the following expenses on a $1,000
      investment, assuming (1) 5.00% annual return and (2) redemption at the end of each time period:
           Existing Fund......................................         $10             $30
           New Fund...........................................         $10             $30


         The example assumes that all dividends and distributions are reinvested.

         The examples provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. The example should not be considered a representation of past or future expenses and actual expenses may be greater or lesser than those shown.

                      INFORMATION ABOUT THE REORGANIZATION

                  AGREEMENT AND PLAN OF REORGANIZATION. The following summary of the Plan is qualified in its entirety by reference to the form of Plan (Exhibit A hereto). The Plan provides that the New Fund will acquire all or substantially all of the assets of the Existing Fund in exchange for Common Shares of the New Fund and the assumption by the New Fund of the liabilities of the Existing Fund on _________ ___, 1997, or such date as may be agreed upon by the parties to the Reorganization (the "Closing Date").

                  Prior to the Closing Date, the Company on behalf of the Existing Fund will endeavor to discharge all of its known liabilities and obligations. The New Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Existing Fund prepared by PFPC as of the close of regular trading on the New York Stock Exchange, Inc., currently 4:00 p.m. New York City time, on the Closing Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period. The New Fund shall also assume any liabilities of the Existing Fund arising from the operations and/or transactions of the Existing Fund prior to and including the Closing Date. The net asset value per share of each Fund will be determined by adding the value of the Fund's securities, cash and other assets, deducting the value of the actual and accrued liabilities, and dividing the result by the total number of outstanding shares. Each of the Existing Fund and the New Fund will utilize the procedures set forth in its respective current Prospectus or Statement of Additional Information to determine the value of its respective portfolio securities and to determine the aggregate value of each Fund's portfolio.

                  At or prior to the Closing Date, the Company on behalf of the Existing Fund will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to the Existing Fund's shareholders all of the Fund's investment company taxable income for all taxable periods through and including the Closing Date (computed without regard to any deduction for dividends paid). In addition, the Existing Fund's dividend will include its net capital gains realized in all taxable periods through and including the Closing Date (after reductions for any capital loss carryforward).

                  As soon after the Closing Date as conveniently practicable, the Existing Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the Common Shares of the New Fund received by the Existing Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Existing Fund's shareholders on the share records of the New Fund's transfer agent. Each account will represent the respective pro rata number of shares of the New Fund due to each Existing Fund shareholder. After such distribution and the winding up of its affairs, the Existing Fund will be terminated as a series of the Company.

                  The consummation of the Reorganization is subject to the conditions set forth in the Plan. Notwithstanding approval by the shareholders of the Existing Fund, the Plan may be terminated at any time at or prior to the Closing Date: (i) by mutual agreement of the Company, on behalf of the Existing Fund, and the New Fund; (ii) by the Company, on behalf of the Existing Fund, in the event the New Fund shall, or the New Fund, in the event the Company or the Existing Fund shall, materially breach any representation, warranty or agreement contained in the Plan to be performed at or prior to the Closing Date; or (iii) if a condition to the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

                  Approval of the Plan with respect to the Existing Fund will require the affirmative vote of a majority of the Existing Fund's outstanding shares in the aggregate, in person or by proxy, if a quorum is present. The approval of shareholders of any other series of the Company or of shareholders of the New Fund is not required. Shareholders of the Existing Fund are entitled to one vote for each share. If the Reorganization is not approved by shareholders of the Existing Fund, the Board of Directors of the Company on behalf of the Existing Fund will consider other possible courses of action available to it, including resubmitting the Reorganization proposal to shareholders.

                  DESCRIPTION OF THE NEW FUND'S SHARES. Common Shares of the New Fund will be issued to the Existing Fund in accordance with the procedures detailed in the Plan and as described in the New Fund's Prospectus. In the interest of economy and convenience, physical certificates representing shares in the New Fund will not normally be issued unless specifically requested by a shareholder of the New Fund. See "Information on Shareholders' Rights" and the Prospectus of the New Fund for additional information with respect to the shares of the New Fund.

                  FEDERAL INCOME TAX CONSEQUENCES. The exchange of assets of the Existing Fund for shares of the New Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the New Fund and the Company on behalf of the Existing Fund will receive an opinion from Willkie Farr & Gallagher, counsel to the Funds, to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Reorganization:

          (1) the transfer of all or substantially all of the Existing Fund's assets in exchange for the New Fund's shares and the assumption by the New Fund of liabilities of the Existing Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the New Fund and the Existing Fund are each a "party to a reorganization" within the meaning of Section 368(b) of the Code;

          (2) no gain or loss will be recognized by the New Fund upon the receipt of the assets of the Existing Fund solely in exchange for the New Fund's shares and the assumption by the New Fund of liabilities of the Existing Fund;

          (3) no gain or loss will be recognized by the Existing Fund upon the transfer of the Existing Fund's assets to the New Fund in exchange for the New Fund's shares and the assumption by the New Fund of liabilities of the Existing Fund or upon the distribution (whether actual or constructive) of the New Fund's shares to the Existing Fund's shareholders;

          (4) no gain or loss will be recognized by shareholders of the Existing Fund upon the exchange of their shares for shares of the New Fund and the assumption by the New Fund of liabilities of the Existing Fund;

          (5) the aggregate tax basis of the shares of the New Fund received by each shareholder of the Existing Fund pursuant to the Reorganization will be the same as the aggregate tax basis of shares of the Existing Fund held by such shareholder immediately prior to the Reorganization, and the holding period of shares of the New Fund to be received by each shareholder of the Existing Fund will include the period during which shares of the Existing Fund exchanged therefor were held by such shareholder (provided shares of the Existing Fund were held as capital assets on the date of the Reorganization); and

          (6) the tax basis of the Existing Fund's assets acquired by the New Fund will be the same as the tax basis of such assets to the Existing Fund immediately prior to the Reorganization, and the holding period of the assets of the Existing Fund in the hands of the New Fund will include the period during which those assets were held by the Existing Fund.

                  Shareholders of the Existing Fund should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders of the Existing Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

                  CAPITALIZATION. The following table shows the capitalization of each Fund as of the close of business on October 2, 1997 and the combined pro forma capitalization as if the Reorganization had occurred as of the close of business on that date.




                                                          Existing Fund           New Fund               Pro Forma
                                                           (Unaudited)           (Unaudited)             Combined
                                                          -------------          -----------             ---------

Net assets...................................               $5,274,719                0                  $5,274,719
Net asset value per share....................                 $12.16                  0                    $12.16
Shares outstanding...........................                433,621                  0                   433,621


                  The New Fund will not commence operations until consummation of the Reorganization and, accordingly, as of October 2, 1997 there were no outstanding shares of the New Fund.

                  As of October 2, 1997, the officers and Directors of the Company beneficially owned as a group less than 1% of the outstanding shares of the Existing Fund. To the best knowledge of the Company, as of October 2, 1997, no shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act")), except as set forth in the table below, owned beneficially or of record more than 5% of the outstanding shares of a class of the Existing Fund.



                                                                                            PERCENT OWNED AS
NAME AND ADDRESS                                                                           OF OCTOBER 2, 1997
----------------                                                                         ---------------------

Warburg Pincus Asset Management, Inc.   466 Lexington Avenue                                   46.1%
                                        New York, New York 10017-3147

Christian Children's Fund, Inc.         C/O Wayne Ball                                         53.9%
                                        PO Box 26484
                                        2400 Emerywood Parkway
                                        Richmond, Virginia  23261-6484

                  Warburg intends to vote its shares of the Existing Fund in proportion to the votes actually received from the other shareholders of the Existing Fund.

                 COMPARISON OF INVESTMENT OBJECTIVE AND POLICIES

                  The following discussion is based upon and qualified in its entirety by the disclosures in the Prospectus and Statements of Additional Information of the New Fund and the Existing Fund.

                  INVESTMENT OBJECTIVE. As stated above the Existing Fund and the New Fund have the same investment objective. There can be no assurance that any Fund will achieve its investment objective. The investment objective of the New Fund, like that of the Existing Fund, may not be amended without first obtaining the approval of a majority of the outstanding shares of the Fund (as defined in the 1940 Act).

                  PRIMARY INVESTMENTS. The New Fund was organized for the purpose of acquiring the assets of the Existing Fund. The New Fund will be managed by the four individuals currently responsible for managing the Existing Fund, with the addition of two more associate portfolio managers. See "Management of the Fund" below. In addition, the investment policies and investment restrictions of the New Fund were developed so that they would be identical to those of the Existing Fund, except that (i) the New Fund may invest up to 15% of its net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations, while the Existing Fund may only invest up to 10% of its net assets in such securities; (ii) the New Fund may invest without limit in the securities of companies (including predecessors) that have been in continuous operation for fewer than three years whereas the Existing Fund can only invest up to 5% of its total assets in such companies; and (iii) the limitation on the New Fund's investment in other investment companies is classified as nonfundamental whereas the corresponding restriction for the Existing Fund is fundamental. Warburg has no current intention of recommending any change to any non-fundamental investment policy of the New Fund.

                  While the New Fund has the same investment restrictions as the Existing Fund (except as previously stated), the New Fund's restrictions have been modified to conform to policies currently employed by more recently established Warburg Pincus Funds as follows:

         (a) Borrowing. The New Fund may enter into reverse repurchase agreements; provided that reverse repurchase agreements and dollar rolls that are accounted for as financings and any other transactions constituting borrowing may not exceed 30% of the Fund's assets. In addition, short sales, currency transactions, options, futures, options on futures, forward commitments and dollar rolls that are not accounted for as financings (and the segregation of assets related to the foregoing) will not constitute borrowing.

         (b) Lending. The New Fund's investment in loan participations, assignments and structured securities will not constitute lending.

         (c) Underwriting. The New Fund's sale of securities in accordance with its investment objective, policies and limitations will not be deemed to be underwriting.

         (d) Commodities. The New Fund may invest in futures, including those relating to securities, currencies and indexes; options on futures, securities, currencies or indexes; forward or delayed delivery currency transactions; and stand-by commitments.

         (e) Margin. The New Fund's deposit or payment of initial or variation margin in connection with currency and options transactions will not be deemed to be purchases of securities on margin.

                             MANAGEMENT OF THE FUND

                  Warburg will provide investment advisory services to the New Fund under an advisory agreement substantially identical to the advisory agreement currently in effect between Warburg and the Company relating to the Existing Fund, except that the advisory fee payable to Warburg would increase from .80% to 1.00% of average daily net assets. In addition to Richard H. King,
P. Nicholas Edwards, Harold W. Ehrlich and Vincent J. McBride, who are currently responsible for the day-to-day management of the Existing Fund and will continue in that role after the Reorganization, Nancy Nierman and J.H. Cullum Clark, CFA have been named Associate Portfolio Managers of the New Fund. Messrs. King, Nicholas and Edwards will act as Co-Portfolio Managers of the New Fund and Mr. McBride will act as Associate Portfolio Manager of the New Fund. In addition, PFPC Inc. and Counsellors Funds Services Inc. would continue to provide accounting and co-administrative services, as applicable, and CSI would continue to provide distribution services, each under new agreements substantially identical to those now in effect for the Existing Fund, except that CSI will be paid an annual distribution fee equal to .25% of the average net assets of the New Fund's Common Shares. The co-administration fees payable under the related agreements would not be changed as a result of the Reorganization.

                  State Street Bank and Trust Company will continue its role as shareholder servicing agent, transfer agent and dividend disbursing agent after the Reorganization. PNC Bank will continue to serve as custodian for U.S. assets and State Street Bank as custodian for foreign securities. The fees payable for transfer agency and custodial services will be no higher after the Reorganization than before. Coopers & Lybrand L.L.P., the independent accountants for the Existing Fund, will also serve in that capacity for the New Fund.

                    INTEREST OF WARBURG IN THE REORGANIZATION

                  Warburg may be deemed to have an interest in the Plan and the Reorganization because it provides investment advisory services to the Existing Fund. Warburg receives compensation from the Existing Fund for services it provides pursuant to an advisory agreement. The terms and provisions of this arrangement are described in the New Fund

Prospectus under "Management of the Fund -- Investment Adviser." Future growth of assets of the New Fund, if any, can be expected to increase the total amount of fees payable to Warburg and its affiliates and to reduce the amount of fees and expenses required to be waived to maintain total fees and expenses of the New Fund at agreed upon levels. Warburg may also be deemed to have an interest in the Plan and the Reorganization because, as of October 1, 1997, it owned 46.1% of the outstanding shares of the Existing Fund. See "Voting Information."

                       INFORMATION ON SHAREHOLDERS' RIGHTS

                  GENERAL. The Company and the New Fund are open-end diversified management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current net asset values. The Existing Fund is a series of the Company, which is a Maryland corporation that was incorporated on May 13, 1992 and is governed by its Charter, By-Laws and Board of Directors. The New Fund is a Maryland corporation organized on October 24, 1997 which was incorporated under the name "Warburg, Pincus Managed EAFE Countries Fund, Inc." and is governed by its Charter, By-Laws and Board of Directors. Each Fund is also governed by applicable state and federal law. The Company has an authorized capital of thirty billion shares of common stock with a par value of $.001 per share. The New Fund has an authorized capital of three billion shares of common stock with a par value of $.001 per share. The Board of Directors of the Company has authorized the issuance of nine series of shares, each representing shares in one of nine separate portfolios, and may authorize the issuance of additional series of shares in the future. The assets of each portfolio are segregated and separately managed and a shareholder's interest is in the assets of the portfolio in which he or she holds shares. In the New Fund and the Existing Fund, shares represent interests in the assets of the relevant Fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that expenses related to the distribution of each class of shares of the New Fund are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of such Fund's Rule 12b-1 distribution plan pertaining to a particular class.

                  MULTI-CLASS STRUCTURE. The Existing Fund has issued only one class of shares. The New Fund has authorized two classes of shares: Common Shares and Advisor Shares. The New Fund currently intends to offer only Common Shares. Advisor Shares would be available to individual investors only through institutional shareholders of record, broker-dealers, financial institutions, depository institutions and other financial intermediaries ("Institutions").

                  The New Fund is authorized to offer Advisor Shares exclusively to Institutions whose clients or customers (or participants in the case of retirement plans) ("Customers") are beneficial owners of Advisor Shares. Either those Institutions or companies providing certain services to them (together, "Service Organizations") will enter into service agreements ("Agreements") related to the sale of the Advisor Shares with CSI pursuant to a Distribution Plan. Pursuant to the terms of an Agreement, the Service Organization agrees to perform certain distribution, shareholder servicing, administrative and/or accounting services for its Customers. Distribution services would be marketing or other services in connection with the promotion and sale of Advisor Shares. Shareholder services that may be provided include responding to Customer inquiries, providing information on Customer investments and providing other shareholder liaison services.

                  DIRECTORS. The By-Laws of the Company and of the New Fund provide that the term of office of each Director shall be from the time of his or her election and qualification until his or her successor shall have been elected and shall have qualified. Any Director of the Company or the New Fund may be removed by the vote of at least a majority of the shares of capital stock then entitled to be cast for the election of Directors. Vacancies on the Boards of the Company or the New Fund may be filled by the Directors remaining in office. A meeting of shareholders will be required for the purpose of electing additional Directors whenever fewer than a majority of the Directors then in office were elected by shareholders.

                  VOTING RIGHTS. Neither the Company nor the New Fund holds a meeting of shareholders annually, and there normally is no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders.

                  LIQUIDATION OR TERMINATION. In the event of the liquidation or termination of any of the investment funds of the Company or of the New Fund, the shareholders of the Fund are entitled to receive, when and as declared by the Directors, the excess of the assets over the liabilities belonging to the Fund. In either case, the assets so distributed to shareholders will be distributed among the shareholders in proportion to the number of shares of each class held by them and recorded on the books of the fund.

                  LIABILITY OF DIRECTORS. The Articles of Incorporation of the Company and of the New Fund provide that the Directors and officers shall not be liable for monetary damages for breach of fiduciary duty as a Director or officer, except to the extent such exemption is not permitted by law. The Articles of Incorporation further provide that the Company and the New Fund shall indemnify each Director and officer and provide advances for the payment of expenses relating to the matter for which indemnification is sought, each to the fullest extent permitted by Maryland General Corporation Law and other applicable law.

                  RIGHTS OF INSPECTION. Maryland law permits any shareholder of the Company and of the New Fund or any agent of such shareholder to inspect and copy, during usual business hours, the By-Laws, minutes of shareholder proceedings, annual statements of the affairs and voting trust agreements of the Company and the New Fund on file at its principal offices.

                  SHAREHOLDER LIABILITY. Under Maryland law, shareholders of the Company and of the New Fund do not have personal liability for corporate acts and obligations. Shares of the New Fund issued to the shareholders of the Existing Fund in the Reorganization will be fully paid and nonassessable when issued, transferable without restrictions and will have no preemptive rights.

                  The foregoing is only a summary of certain characteristics of the operations of the New Fund and the Company on behalf of the Existing Fund. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of the corporate documents and state laws governing each Fund for a more thorough description.


                             ADDITIONAL INFORMATION


                  Both the Company and the New Fund are subject to the informational requirements of the Exchange Act and the 1940 Act and in accordance therewith file reports and other information including proxy material, reports and charter documents, with the SEC. These materials can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the New York Regional Office of the SEC at 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains each Fund's Statement of Additional Information, material incorporated by reference and other information regarding the Funds.

                               VOTING INFORMATION

                  This Combined Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of the Company to be used at the Special Meeting of Shareholders of the Existing Fund to be held at 3:00 p.m. on December 16, 1997, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017-3147 and at any adjournment or adjournments thereof. This Combined Prospectus/Proxy Statement, along with a Notice of the Meeting and proxy card(s), is first being mailed to shareholders of the Existing Fund on or about December 5, 1997. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. As of the Record Date, the Existing Fund had the following shares outstanding and entitled to vote:
_______________________. The holders of a majority of the shares of the Existing Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting of that Fund. For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Plan. If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR approval of the Plan and FOR approval of any other matters deemed appropriate. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of Warburg Pincus Institutional Fund, Inc., 466 Lexington Avenue, New York, New York, 10017-3147.

                  Approval of the Plan with respect to the Existing Fund will require the affirmative vote of a majority of the Existing Fund's outstanding shares, in person or by proxy, if a quorum is present. The approval of shareholders of any other investment series of the Company is not required. Shareholders of the Existing Fund are entitled to one vote for each share.

                  Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of Warburg and/or by PFPC or their respective affiliates. All expenses of the Reorganization, including the costs of the proxy solicitation and the preparation of enclosures to the Combined Prospectus/Proxy Statement, reimbursement of expenses of forwarding solicitation material to beneficial owners of shares of the Existing Fund and expenses incurred in connection with the preparation of this Combined Prospectus/Proxy Statement will be borne by Warburg or its affiliates (excluding extraordinary expenses not normally associated with transactions of this type).

                  In the event that a quorum necessary for a shareholders' meeting is not present or sufficient votes to approve the Reorganization of the Existing Fund are not received by December ___, 1997, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares of the Existing Fund present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon a decision to adjourn the Meeting with respect to the Existing Fund after consideration of the best interests of all shareholders of that Fund.

                                 OTHER BUSINESS

                  The Company's Board of Directors knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed Proxy Card.

                  The approval of shareholders of the New Fund is not required in order to affect the Reorganization and, accordingly, the votes of the shareholders of the New Fund are not being solicited by this Combined Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

                  The unaudited statement of assets and liabilities of the Existing Fund, including the schedule of portfolio investments, as of April 30, 1997, the related statements of operations for the period from March 31, 1997 (commencement of operations) to April 30, 1997, the statement of changes in net assets for the same period and the financial highlights for the same period, have been incorporated by reference into this Combined Prospectus/Proxy Statement. There is no financial information available at this time for the New Fund, which has not yet commenced operations.


                                  LEGAL MATTERS

                  Certain legal matters concerning the issuance of shares of the New Fund will be passed upon by Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022-4677, counsel to the Fund. In rendering such opinion, Willkie Farr & Gallagher may rely on an opinion of Venable, Baetjer and Howard, LLP as to certain matters under Maryland law.

                                                                 EXHIBIT A

                         FORM OF PLAN OF REORGANIZATION

                      AGREEMENT AND PLAN OF REORGANIZATION


                  THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ th day of __________, 1997, between and among Warburg, Pincus Managed EAFE[R] Countries Fund, Inc., a Maryland corporation (the "New Warburg Fund"), and Warburg, Pincus Institutional Fund, Inc., a Maryland corporation (the "Institutional Fund"), on behalf of the Managed EAFE[R] Countries Portfolio, a series of shares of the Institutional Fund (the "Existing Warburg Fund").

        This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368 (a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Existing Warburg Fund (collectively, the "Reorganization") will consist of the transfer of substantially all of the assets of the Existing Warburg Fund in exchange solely for Common Shares (collectively, the "Shares") of the New Warburg Fund and the assumption by the New Warburg Fund of liabilities of the Existing Warburg Fund and the distribution, after the Closing Date hereinafter referred to, of New Warburg Fund Shares to the shareholders of the Existing Warburg Fund in liquidation of the Existing Warburg Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

        WHEREAS, the Board of Directors of the Institutional Fund on behalf of the Existing Warburg Fund, has determined that the exchange of all of the assets and the liabilities of the Existing Warburg Fund for New Warburg Fund Shares and the assumption of such liabilities by the New Warburg Fund is in the best interests of the Institutional Fund and the Existing Warburg Fund and that the interests of the existing shareholders of the Institutional Fund and the Existing Warburg Fund would not be diluted as a result of this transaction; and

        WHEREAS, the Board of Directors of the New Warburg Fund has determined that the exchange of all of the assets of the Existing Warburg Fund for New Warburg Fund Shares is in the best interests of the New Warburg Fund's shareholders and that the interests of the existing shareholders of the New Warburg Fund would not be diluted as a result of this transaction.

        NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE EXISTING WARBURG FUND IN EXCHANGE FOR NEW WARBURG FUND SHARES AND ASSUMPTION OF THE EXISTING WARBURG FUND'S LIABILITIES AND LIQUIDATION OF THE EXISTING WARBURG FUND

        1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Institutional Fund agrees to transfer the Existing Warburg Fund's assets as set forth in paragraph 1.2 to the New Warburg Fund, and the New Warburg Fund agrees in exchange therefor: (i) to deliver to the Institutional Fund the number of New Warburg Fund Shares, including fractional New Warburg Fund Shares, determined by dividing the value of the Existing Warburg Fund's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one New Warburg Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Existing Warburg Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

        1.2. (a) The assets of the Existing Warburg Fund to be acquired by the New Warburg Fund shall consist of all property including, without limitation, all cash, securities and dividend or interest receivables which are owned by the Existing Warburg Fund and any deferred or prepaid expenses shown as an asset on the books of the Existing Warburg Fund on the closing date provided in paragraph
3.1 (the "Closing Date").

             (b) In the event that the Existing Warburg Fund holds any investments which do not conform to the New Warburg Fund's investment objectives, policies and restrictions, the Existing Warburg Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Existing Warburg Fund and the New Warburg Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the New Warburg Fund with respect to such investments, the Existing Warburg Fund, if requested by the New Warburg Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

        1.3. The Institutional Fund, on behalf of the Existing Warburg Fund, will endeavor to discharge all the Existing Warburg Funds' known liabilities and obligations prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The New Warburg Fund shall assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on an unaudited statement of assets and liabilities of the Existing Warburg Fund prepared by PFPC Inc., as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The New Warburg Fund shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Existing Warburg Fund specifically arising from or relating to the operations and/or transactions of the Existing Warburg Fund prior to and including the Closing Date but which are not reflected on the above-mentioned statement of assets and liabilities, including any liabilities, expenses, costs or charges arising under paragraph 5.10 hereof.

        1.4. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Existing Warburg Fund will liquidate and distribute pro rata to the Existing Warburg Fund's shareholders of record determined as of the close of business on the Closing Date (the "Existing Warburg Fund Shareholders") the New Warburg Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the New Warburg Fund Shares then credited to the account of the Existing Warburg Fund on the books of the New Warburg Fund to open accounts on the share records of the New Warburg Fund in the name of the Existing Warburg Fund's shareholders representing the respective pro rata number of the New Warburg Fund Shares of the particular class due such shareholders. All issued and outstanding shares of the Existing Warburg Fund will simultaneously be canceled on the books of the Institutional Fund, although share certificates representing interests in the Existing Warburg Fund will represent a number of New Warburg Fund Shares after the Closing Date as determined in accordance with Section 2.3. The New Warburg Fund shall not issue certificates representing the New Warburg Fund Shares in connection with such exchange.

        1.5. Ownership of New Warburg Fund Shares will be shown on the books of the New Warburg Fund's transfer agent. Shares of the New Warburg Fund will be issued in the manner described in the New Warburg Fund's current prospectus and statement of additional information.

        1.6. Any transfer taxes payable upon issuance of the New Warburg Fund Shares in a name other than the registered holder of the Existing Warburg Fund Shares on the books of the Existing Warburg Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such New Warburg Fund shares are to be issued and transferred.

        1.7. Any reporting responsibility of the Existing Warburg Fund is and shall remain the responsibility of the Institutional Fund up to and including the applicable Closing Date and such later dates on which the Existing Warburg Fund is terminated.

2.      VALUATION

        2.1. The value of the Existing Warburg Fund's assets to be acquired hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") on the applicable Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Existing Warburg Fund's then current prospectus or statement of additional information.

        2.2. The net asset value of New Warburg Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the New Warburg Fund's then current prospectus or statement of additional information.

        2.3. The number of Shares of the New Warburg Fund to be issued (including fractional shares, if any) in exchange for the Existing Warburg Fund's net assets shall be determined by dividing the value of the net assets of the Existing Warburg Fund Shares determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per Share of the New Warburg Fund determined in accordance with paragraph 2.2.

        2.4. All computations of value shall be made by PFPC Inc. in accordance with its regular practice as pricing agent for the Existing Warburg Fund and New Warburg Fund, respectively.

3.      CLOSING AND CLOSING DATE

        3.1. The Closing Date for the Reorganization shall be __________ ___, 1997, or such other date as the parties to such Reorganization may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of ____:00 p.m., at the offices of Willkie Farr & Gallagher, 153 East 53rd Street, New York, New York, 10022-4677, or at such other time and/or place as the parties may agree.

        3.2. At the Closing, a certificate of an authorized officer of the New Warburg Fund shall be delivered stating that: (a) the Existing Warburg Fund's portfolio securities, cash and any other assets shall have been delivered in proper form to the New Warburg Fund prior to or on the Closing Date and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

        3.3. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the New Warburg Fund or the Existing Warburg Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the New Warburg Fund or the Existing Warburg Fund is impracticable, the applicable Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

        3.4. The Institutional Fund, on behalf of the Existing Warburg Fund, shall provide to the New Warburg Fund's transfer agent a list of the names and addresses of the Existing Warburg Fund's shareholders and the number and class of outstanding Shares owned by each such shareholder immediately prior to the Closing. The New Warburg Fund shall issue and deliver a confirmation evidencing the New Warburg Fund Shares to be credited to the Existing Warburg Fund's account on the Closing Date to the Secretary of the Institutional Fund or provide evidence satisfactory to the Institutional Fund that such New Warburg Fund Shares have been credited to the Existing Warburg Fund's account on the books of the New Warburg Fund. At the Closing, each party shall deliver to the relevant other parties such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.      REPRESENTATIONS AND WARRANTIES

        4.1. The Institutional Fund, on behalf of the Existing Warburg Fund, represents and warrants to the New Warburg Fund as follows:

             (a) The Institutional Fund is a Maryland corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and the Existing Warburg Fund is a validly existing series of shares of the Institutional Fund representing interests in the Existing Warburg Fund under the laws of the State of Maryland;

             (b) The Institutional Fund is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

             (c) The Institutional Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of its Charter or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Institutional Fund or any Existing Warburg Fund is a party or by which either of them or their property is bound;

             (d) The Existing Warburg Fund has no contracts or other commitments (other than this Agreement) which will be terminated with liability to the Existing Warburg Fund prior to the Closing Date;

             (e) Except as previously disclosed in writing to and accepted by the New Warburg Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Existing Warburg Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Institutional Fund knows of no facts which might form the basis for the institution of such proceedings and is not party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or the business of the Existing Warburg Fund or its ability to consummate the transactions herein contemplated;

             (f) The financial statements of the Existing Warburg Fund for the period from March 31, 1997 (commencement of the Existing Warburg Fund's operations) and ending October 31, 1997 have been audited by Coopers & Lybrand L.L.P., certified public accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the New Warburg Fund) fairly reflect the financial condition of the Existing Warburg Fund as of such dates, and there are no known contingent liabilities of the Existing Warburg Fund as of such dates not disclosed therein;

             (g) Since October 31, 1997, there has not been any material adverse change in the Existing Warburg Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Existing Warburg Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by the New Warburg Fund. For the purposes of this subparagraph (g), a decline in net asset value per share or the total assets of the Existing Warburg Fund in the ordinary course of business shall not constitute a material adverse change;

             (h) At the Closing Date, all federal and other tax returns and reports of each Existing Warburg Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Institutional Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

             (i) For the most recent fiscal year of its operation, the Existing Warburg Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company; all of the Existing Warburg Fund's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws;

             (j) All issued and outstanding shares of the Existing Warburg Fund are, and at the applicable Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Existing Warburg Fund will, at the time of Closing, be held by the persons and the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Existing Warburg Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Existing Warburg Fund's shares, nor is there outstanding any security convertible into any of the Existing Warburg Fund's shares;

             (k) At the Closing Date, the Institutional Fund will have good and marketable title to the Existing Warburg Fund's assets to be transferred to the New Warburg Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the New Warburg Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "Securities Act"), other than as disclosed to the New Warburg Fund.

             (l) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Institutional Fund's Board of Directors, and, subject to the approval of the Existing Warburg Fund's shareholders, this Agreement will constitute a valid and binding obligation of the Institutional Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

             (m) The information to be furnished by the Institutional Fund for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto; and

             (n) The proxy statement of the Existing Warburg Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.7 (other than information therein that relates to the New Warburg
Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

        4.2. The New Warburg Fund represents and warrants to the Existing Warburg Fund as follows:

             (a) The New Warburg Fund is a Maryland corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland;

             (b) The New Warburg Fund is a registered investment company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

             (c) The current prospectus and statement of additional information filed as part of the New Warburg Fund registration statement on Form N-1A (the "New Warburg Fund Registration Statement") conform in all material respects to the applicable requirements of the Securities Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

             (d) At the Closing Date, the New Warburg Fund will have good and marketable title to its assets;

             (e) The New Warburg Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of its Charter or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the New Warburg Fund is a party or by which it is bound;

             (f) Except as previously disclosed in writing to and accepted by the Institutional Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the New Warburg Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The New Warburg Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

             (g) Since the inception of the New Warburg Fund there has not been any material adverse change with respect to the New Warburg Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the New Warburg Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred. For the purposes of this subparagraph (g), a decline in net asset value per share or the total assets of the New Warburg Fund in the ordinary course of business shall not constitute a material adverse change;

             (h) At the Closing Date, all federal and other tax returns and reports of the New Warburg Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof;

             (i) The New Warburg Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company in the future;

             (j) At the date hereof, all issued and outstanding New Warburg Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership thereof. The New Warburg Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any New Warburg Fund Shares, nor is there outstanding any security convertible into any New Warburg Fund Shares;

             (k) The execution, delivery and performance of this Agreement shall have been duly authorized prior to the Closing Date by all necessary actions, if any, on the part of the New Warburg Fund's Board of Directors and the New Warburg Fund's shareholders, and this Agreement will constitute a valid and binding obligation of the New Warburg Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

             (l) The New Warburg Fund Shares to be issued and delivered to the Existing Warburg Fund, for the account of the Existing Warburg Fund's shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued New Warburg Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof;

             (m) The information to be furnished by the New Warburg Fund for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

             (n) The Proxy Statement to be included in the Registration Statement referred to in paragraph 5.7 (only insofar as it relates to the New Warburg Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; and

             (o) The New Warburg Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the Securities Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5. COVENANTS OF THE INSTITUTIONAL FUND, THE NEW WARBURG FUND AND THE EXISTING WARBURG FUND

        5.1. The New Warburg Fund and the Existing Warburg Fund each will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

        5.2. The Institutional Fund, on behalf of the Existing Warburg Fund, will call a meeting of its shareholders to consider and act upon this Agreement and to take all other actions in coordination with the Existing Warburg Fund necessary to obtain approval of the transactions contemplated herein.

        5.3. The Institutional Fund, on behalf of the Existing Warburg Fund, will call a meeting of its shareholders to consider and act upon this Agreement and to take all other actions in co-ordination with the Existing Warburg Fund necessary to obtain approval of the transactions contemplated herein.

        5.4. The Institutional Fund, on behalf of the Existing Warburg Fund, will assist the New Warburg Fund in obtaining such information as the New Warburg Fund reasonably requests concerning the beneficial ownership of the Existing Warburg Fund's Shares.

        5.5. Subject to the provisions of this Agreement, the New Warburg Fund and the Institutional Fund each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

        5.6. As promptly as practicable, but in any case within sixty days after the Closing Date, the Institutional Fund shall furnish the New Warburg Fund, in such form as is reasonably satisfactory to the New Warburg Fund, a statement of the earnings and profits of the Existing Warburg Fund for federal income tax purposes which will be carried over to the New Warburg Fund as a result of
Section 381 of the Code.

        5.7. The Institutional Fund, on behalf of the Existing Warburg Fund, will provide the New Warburg Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a registration statement on Form N-14 of the New Warburg Fund (the "Registration Statement"), in compliance with the Securities Act, the Securities Exchange Act of 1934 (the "Exchange Act") and the 1940 Act in connection with the meeting of the Institutional Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

        5.8. The Institutional Fund, on behalf of the Existing Warburg Fund, will provide the New Warburg Fund with information reasonably necessary for the preparation of the New Warburg Registration Statement.

        5.9. As promptly as practicable, but in any case within thirty days of the Closing Date, the Institutional Fund shall furnish the New Warburg Fund with a statement containing information required for purposes of complying with Rule 24f-2 under the 1940 Act. A notice pursuant to Rule 24f-2 will be filed by the New Warburg Fund offsetting redemptions by the Existing Warburg Fund during the fiscal year ending on or after the applicable Closing Date against sales of New Warburg Fund Shares and the Institutional Fund agrees that it will not net redemptions during such period by the Existing Warburg Fund against sales of shares of any other series of the Institutional Fund.

        5.10. The New Warburg Fund agrees to indemnify and advance expenses to each person who at the time of the execution of this Agreement serves as a Director or Officer ("Indemnified Person") of the Institutional Fund, against money damages actually and reasonably incurred by such Indemnified Person in connection with any claim that is asserted against such Indemnified Person arising out of such person's service as a director or officer of the Institutional Fund with respect to matters specifically relating to the Existing Warburg Fund, provided that such indemnification and advancement of expenses shall be permitted to the fullest extent that is available under the Maryland General

Corporation law and other applicable law. This paragraph 5.10 shall not protect any such Indemnified Person against any liability to the Existing Warburg Fund, the New Warburg Fund or their shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of his office. An Indemnified Person seeking indemnification shall be entitled to advances from the New Warburg Fund for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation law and other applicable law. Such Indemnified Person shall provide to the New Warburg Fund a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the New Warburg Fund has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to the New Warburg Fund for its undertaking; (b) the New Warburg Fund is insured against losses arising by reason of the advance; or (c) either a majority of a quorum of disinterested non-party directors of the New Warburg Fund (collectively, the "Disinterested Directors"), or independent legal counsel selected by the New Warburg Fund, in a written opinion, shall have determined, based on a review of facts readily available to the New Warburg Fund at the time the advance is proposed to be made, that there is reason to believe that the Director will ultimately be found to be entitled to indemnification.

6.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE EXISTING WARBURG FUND

        The obligations of the Institutional Fund to consummate the transactions provided for herein with respect to the Existing Warburg Fund shall be subject, at its election, to the performance by the New Warburg Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

        6.1. All representations and warranties of the New Warburg Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the actions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

        6.2. The New Warburg Fund shall have delivered to the Institutional Fund a certificate executed in its name by its President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the

Institutional Fund and dated as of the Closing Date, to the effect that the representations and warranties of the New Warburg Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Existing Warburg Fund shall reasonably request;

7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE NEW WARBURG FUND.

        The obligations of the New Warburg Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Existing Warburg Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

        7.1. All representations and warranties of the Institutional Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

        7.2. The Institutional Fund shall have delivered to the New Warburg Fund a statement of the Existing Warburg Fund's assets and liabilities, together with a list of the Existing Warburg Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date;

        7.3. The Institutional Fund shall have delivered to the New Warburg Fund, pursuant to paragraph 4.1(f), copies of financial statements of the Existing Warburg Fund as of and for its most recently completed fiscal year.

        7.4. The New Warburg Fund shall have received from Coopers & Lybrand L.L.P. a letter addressed to the New Warburg Fund and dated as of the applicable Closing Date stating that as of a date no more than three (3) business days prior to the applicable Closing Date, Coopers & Lybrand L.L.P. performed limited procedures in connection with the Institutional Fund's most recent unaudited financial statements and that (a) nothing came to their attention in performing such limited procedures or otherwise that led them to believe that there had been any changes in the assets, liabilities, net assets, net investment income, net increase (decrease) in net assets from operations or net increase (decrease) in net assets as compared with amounts as of the Existing Warburg Fund's most recent audited fiscal year end or the corresponding period in the Existing Warburg Fund's most recent audited fiscal year, other than changes occurring in the ordinary course of business, and (b) based on such limited procedures, there is no change in their report on the most recent audited financial statements of such Existing Warburg Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE NEW WARBURG FUND AND THE EXISTING WARBURG FUND.

        If any of the conditions set forth below do not exist on or before the Closing Date with respect to the New Warburg Fund, the Institutional Fund on behalf of the Existing Warburg Fund shall, and if any of such conditions do not exist on or before the Closing Date with respect to the Existing Warburg Fund, the New Warburg Fund shall, at their respective option, not be required to consummate the transactions contemplated by this Agreement:

        8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Shares of the Existing Warburg Fund in accordance with the provisions of the Institutional Fund's Charter and applicable law and certified copies of the votes evidencing such approval shall have been delivered to the New Warburg Fund.

        8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

        8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the New Warburg Fund or the Institutional Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the New Warburg Fund or the Existing Warburg Fund, provided that either party hereto may for itself waive any of such conditions.

        8.4. The Registration Statement and the New Warburg Fund Registration Statement shall each have become effective under the Securities Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

        8.5. The parties shall have received a favorable opinion of Willkie Farr & Gallagher, addressed to, and in form and substance satisfactory to, the Institutional Fund, on behalf of the Existing Warburg Fund, and the New Warburg Fund, substantially to the effect that for federal income tax purposes:

             (a) The transfer of all or substantially all of the Existing Warburg Fund's assets in exchange for the New Warburg Fund Shares and the assumption by the New Warburg Fund of liabilities of the Existing Warburg Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Code and the New Warburg Fund and the Existing Warburg Fund are each a "party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the New Warburg Fund upon the receipt of the assets of the Existing Warburg Fund solely in exchange for the New Warburg Fund Shares and the assumption by the New Warburg Fund of liabilities of the Existing Warburg Fund; (c) no gain or loss will be recognized by the Existing Warburg Fund upon the transfer of the Existing Warburg Fund's assets to the New Warburg Fund in exchange for the New Warburg Fund Shares and the assumption by the New Warburg Fund of liabilities of the Existing Warburg Fund or upon the distribution (whether actual or constructive) of the New Warburg Fund Shares to the Existing Warburg Fund's shareholders in exchange for their shares of the Existing Warburg Fund; (d) no gain or loss will be recognized by shareholders of the Existing Warburg Fund upon the exchange of their Existing Warburg Fund shares for the New Warburg Fund Shares and the assumption by the New Warburg Fund of liabilities of the Existing Warburg Fund; (e) the aggregate tax basis for the New Warburg Fund Shares received by each of the Existing Warburg Fund's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Existing Warburg Fund Shares held by such shareholder immediately prior to the Reorganization, and the holding period of the New Warburg Fund Shares to be received by each Existing Warburg Fund shareholder will include the period during which the Existing Warburg Fund Shares exchanged therefor were held by such shareholder (provided that the Existing Warburg Fund Shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of the Existing Warburg Fund's assets acquired by the New Warburg Fund will be the same as the tax basis of such assets to the Existing Warburg Fund immediately prior to the Reorganization, and the holding period of the assets of the Existing Warburg Fund in the hands of the New Warburg Fund will include the period during which those assets were held by the Existing Warburg Fund.

        Notwithstanding anything herein to the contrary, neither the New Warburg Fund nor the Institutional Fund may waive the conditions set forth in this paragraph 8.5.

9.      BROKERAGE FEES AND EXPENSES; OTHER AGREEMENTS

        9.1. The New Warburg Fund represents and warrants to the Existing Warburg Fund, and the Institutional Fund on behalf of the Existing Warburg Fund represents and warrants to the New Warburg Fund, that there are no brokers or finders or other entities to receive any payments in connection with the transactions provided for herein.

        9.2. Warburg Pincus Asset Management, Inc. ("Warburg") or its affiliates agrees to bear the expenses incurred in connection with the transactions contemplated by this Agreement, whether or not consummated (excluding extraordinary expenses such as litigation expenses, damages and other expenses not normally associated with transactions of the type contemplated by this Agreement). These expenses consist of: (i) expenses associated with preparing this Agreement; (ii) preparing and filing the New Warburg Registration Statement covering the Shares to be issued in the Reorganization; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state securities laws to qualify the New Warburg Fund Shares to be issued in connection with the Reorganization; (iv) postage; printing; accounting fees; and legal fees incurred in connection with the transactions contemplated by this Agreement; (v) solicitation costs incurred in connection with the shareholders meeting referred to in clause (i) above and paragraph 5.2 hereof; and (vi) any other Reorganization expenses.

10.     ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

        10.1. The New Warburg Fund and the Institutional Fund, itself and on behalf of the Existing Warburg Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

        10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.     TERMINATION

        11.1. This Agreement may be terminated at any time at or prior to the Closing Date by: (1) mutual agreement of the Institutional Fund, on behalf of the Existing Warburg Fund, and the New Warburg Fund; (2) the Institutional Fund, on behalf of the Existing Warburg Fund, in the event the New Warburg Fund shall, or the New Warburg Fund in the event the Institutional Fund or the Existing Warburg Fund shall, materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (3) the Institutional Fund, on behalf of the Existing Warburg Fund, or the New Warburg Fund, or the New Warburg Fund in the event a condition herein expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met.

        11.2. In the event of any such termination, there shall be no liability for damages on the part of either the New Warburg

Fund or the Institutional Fund, or their respective directors or officers, to the other party or parties.

12.     AMENDMENTS

        This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually agreed upon by the authorized officers of the New Warburg Fund and the Institutional Fund; provided, however, that following the meeting of the Existing Warburg Fund's shareholders called by the Institutional Fund pursuant to paragraph 5.2 of this Agreement no such amendment may have the effect of changing the provisions for determining the number of the New Warburg Fund Shares to be issued to the Existing Warburg Fund's Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.     NOTICES

        13.1. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Institutional Fund and/or the Existing Warburg Fund at:

        466 Lexington Avenue
        New York, NY 10017
        Attention:  Eugene P. Grace

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY; USE OF TRADEMARK

        14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

        14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

        14.5. The parties to this Agreement agree that the legend attached hereto as Appendix A shall constitute part of the original agreement and shall have the full force and effect and be binding upon the parties as if it were originally included therein.

        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman of the Board, President or Vice President and attested to by its Secretary or Assistant Secretary.

WARBURG, PINCUS MANAGED EAFE[R] COUNTRIES FUND, INC.


By: ___________________________
    Name: _____________________
    Title: ____________________


Attest: _______________________



WARBURG PINCUS INSTITUTIONAL FUND, INC., for itself and on behalf of the Managed EAFE[R] Countries Portfolio


By: ___________________________
    Name: _____________________
    Title: ____________________


Attest: _______________________

                                   APPENDIX A

                  Warburg, Pincus Managed EAFE(R) Countries Fund, Inc. (the "Fund") is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Morgan Stanley EAFE Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the Morgan Stanley EAFE Index. Morgan Stanley has no obligation to take the needs of the issuer of the Fund or the owners of the Fund into consideration in determining, composing or calculating the Morgan Stanley EAFE Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

                   MORGAN STANLEY MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE EAFE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                TABLE OF CONTENTS


                                                                  PAGE
                                                                  ----
SUMMARY..........................................................  4
RISK FACTORS.......................................................7
REASONS FOR THE REORGANIZATION.....................................7
FEE TABLE..........................................................9
INFORMATION ABOUT THE REORGANIZATION...............................11
COMPARISON OF INVESTMENT OBJECTIVE AND POLICIES....................15
MANAGEMENT OF THE FUND.............................................17
INFORMATION ON SHAREHOLDERS' RIGHTS................................17
ADDITIONAL INFORMATION.............................................19
VOTING INFORMATION.................................................20
FINANCIAL STATEMENTS...............................................22
LEGAL MATTERS......................................................22

EXHIBIT A:  FORM OF AGREEMENT AND PLAN OF REORGANIZATION...........A-1

               PROSPECTUS OF THE COMMON SHARES OF WARBURG, PINCUS
                      MANAGED EAFE(R) COUNTRIES FUND, INC.
                DATED _____________ ___, 1997 IS INCORPORATED BY
                  REFERENCE TO THE N-1A REGISTRATION STATEMENT
 (Securities Act File No. 333-39075; Investment Company Act File No. 811-08459)

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.


                 SUBJECT TO COMPLETION, DATED NOVEMBER ___, 1997

                       STATEMENT OF ADDITIONAL INFORMATION

                            DATED DECEMBER ___, 1997

                          Acquisition Of The Assets Of

                     THE MANAGED EAFE(R) COUNTRIES PORTFOLIO
                       a separate investment portfolio of
                    WARBURG, PINCUS INSTITUTIONAL FUND, INC.
                              466 Lexington Avenue
                          New York, New York 10017-3147
                                 1-800-369-2728

                        By And In Exchange For Shares Of

              WARBURG, PINCUS MANAGED EAFE(R) COUNTRIES FUND, INC.
                              466 Lexington Avenue
                          New York, New York 10017-3147
                                  1-800-WARBURG

                  This Statement of Additional Information, relating specifically to the proposed transfer of all or substantially all of the assets of the Managed EAFE(R) Countries Portfolio (the "Existing Fund") of Warburg Pincus Institutional Fund, Inc. to Warburg, Pincus Managed EAFE(R) Countries Fund, Inc. (the "New Fund") in exchange for shares of the New Fund and the assumption by the New Fund of liabilities of the Existing Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

         1. Statement of Additional Information of the New Fund dated December ___, 1997.

         2. Semiannual Report of the Existing Fund for the period from March 31, 1997 (commencement of operations) to April 30, 1997 (unaudited).

                  This Statement of Additional Information is not a prospectus. A Combined Prospectus/Proxy Statement, dated December ___, 1997, relating to the above-referenced matter may be obtained without charge by calling or writing the New Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Combined Prospectus/Proxy Statement.

                                     * * * *

                  Neither the Existing Fund nor the New Fund is sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Morgan Stanley EAFE Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the Morgan Stanley EAFE Index. Morgan Stanley has no obligation to take the needs of the issuer of the Funds or the owners of the Funds into consideration in determining, composing or calculating the Morgan Stanley EAFE Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are redeemable for cash. Morgan Stanley has no obligation or liability to owners of the Funds in connection with the administration, marketing or trading of the Funds.

                   MORGAN STANLEY MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE EAFE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                       STATEMENT OF ADDITIONAL INFORMATION
                                 OF THE NEW FUND
                            DATED DECEMBER ___, 1997
                          IS INCORPORATED BY REFERENCE
                       TO THE N-1A REGISTRATION STATEMENT

               WARBURG PINCUS MANAGED EAFE(R) COUNTRIES FUND, INC.

                                     PART C

                                OTHER INFORMATION


Item 15.           Indemnification
--------           ---------------
                   The response to this item is incorporated by reference to the "Plan of Reorganization" under the caption "Information About the Reorganization" and to "Liability of Directors" under the caption
                   "Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16.           Exhibits
--------           --------
(1)                 Registrant's Articles of Incorporation.*

(2)                 By-Laws of the Registrant.*

(3)                 Not applicable.

(4) Form of Plan of Reorganization (included as Exhibit A to Registrant's Combined Prospectus/Proxy Statement contained in Part A of this Registration Statement).

(5)                 Not applicable.

(6) Form of Investment Advisory Agreement with Warburg Pincus Asset Management, Inc.

(7)                 Form of Distribution Agreement.

(8)                 Not applicable.

(9) (a)             Form of Custodian Agreement with PNC, National
                    Association.

(9) (b)             Form of Custodian Agreement with State Street
                    Bank & Trust Company.

(10) (a)            Form of Shareholder Servicing and Distribution Plan.

(10) (b)            Form of Distribution Plan.

(10) (c)            Forms of Services Agreements.

(10) (d)          Rule 18f-3 Plan.

(11) (a) Opinion and Consent of Willkie Farr & Gallagher, counsel to Registrant, with respect to validity of shares.

(11) (b) Opinion of Venable, Baetjer and Howard, LLP, Maryland counsel to Registrant, with respect to validity of shares.

(12) Opinion and Consent of Willkie Farr & Gallagher with respect to tax matters.

(13) (a)          Form of Transfer Agency Agreement.

(13) (b)          Form of Co-Administration Agreement with Counsellors Funds
                  Service, Inc.

(13) (c)          Form of Co-Administration Agreement with PFPC Inc.

(14)              Not applicable.

(15)              Not applicable.

(16)              Not applicable.

(17)(a)           Form of Proxy Card.

(17)(b)           Registrant's Declaration pursuant to Rule 24f-2.*

---------------------
* Incorporated by reference to the New Fund's Registration Statement on Form N-1A filed with the SEC on October 30, 1997 (Securities Act File No. 333-39075, Investment Company Act File No. 811-08459).

Item 17.          Undertakings
--------          ------------
  (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

  (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

                  As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 5th day of November, 1997.

                                   Warburg, Pincus Managed EAFE(R)
                                    Countries Fund, Inc.

                                   By:  /s/ Eugene L. Podsiadlo
                                            Eugene L. Podsiadlo
                                            Title:   President

                  As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                        Title                                 Date
---------                                        -----                                 ----

/s/ John L. Furth                        Chairman of the Board                   November 5, 1997
John L. Furth                            of Directors


/s/ Arnold M. Reichman                   Director and                            November 5, 1997
Arnold M. Reichman                       Executive Vice President


/s/ Howard Conroy                        Vice President                          November 5, 1997
Howard Conroy                            and Chief Financial Officer


/s/ Richard N. Cooper                    Director                                November 5, 1997
Richard N. Cooper


/s/ Donald J. Donahue                    Director                                November 5, 1997
Donald J. Donahue


/s/ Jack W. Fritz                        Director                                November 5, 1997
Jack W. Fritz


/s/ Thomas A. Melfe                      Director                                November 5, 1997
Thomas A. Melfe


/s/ Alexander B. Trowbridge              Director                                November 5, 1997
Alexander B. Trowbridge


/s/ Daniel S. Madden                     Treasurer and Chief                     November 5, 1997
Daniel S. Madden                         Accounting Officer


                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------
(4) Form of Plan of Reorganization (included as Exhibit A to Registrant's Prospectus/Proxy Statement contained in Part A of this Registration Statement).

(6) Form of Investment Advisory Agreement with Warburg Pincus Asset Management, Inc.

(7)               Form of Distribution Agreement.

(9) (a)           Form of Custodian Agreement with PNC, National
                  Association.

(9) (b)           Form of Custodian Agreement with State Street
                  Bank & Trust Company.

(10) (a)          Form of Shareholder Servicing and Distribution Plan.

(10) (b)          Form of Distribution Plan.

(10) (c)          Forms of Services Agreements.

(10) (d)          Rule 18f-3 Plan.

(11) (a) Opinion and Consent of Willkie Farr & Gallagher, counsel to Registrant, with respect to validity of shares.

(11) (b) Opinion of Venable, Baetjer and Howard, LLP, Maryland counsel to Registrant, with respect to validity of shares.

(12) Opinion and Consent of Willkie Farr & Gallagher with respect to tax matters.

(13) (a)          Form of Transfer Agency Agreement.

(13) (b)          Form of Co-Administration Agreement with Counsellors
                  Funds Service, Inc.

(13) (c)          Form of Co-Administration Agreement with PFPC Inc.

(17)(a)           Form of Proxy Card.

                 THE SEMIANNUAL REPORT, PROSPECTUS AND STATEMENT
                    OF ADDITIONAL INFORMATION OF THE EXISTING
                      FUND ARE INCORPORATED BY REFERENCE TO
                 THE MOST RECENT FILINGS THEREOF BY THE COMPANY.